                                                                Exhibit 10.D.1


                      REVOLVING CREDIT AGREEMENT AMENDMENT

                         DATED AS OF SEPTEMBER 1, 1993

         THIS REVOLVING CREDIT AGREEMENT AMENDMENT (this "Amendment") is made by and among PLUM CREEK TIMBER COMPANY, L.P., a Delaware limited partnership (the "Borrower"), the banks (the "Banks") listed on the signature pages hereof, and ABN AMRO BANK N.V., acting through its Seattle Branch, individually ("ABN Bank or a "Bank") and as agent (the "Agent") for the Banks hereunder.

                                    RECITALS

         The Borrower, the Banks and ABN Bank entered into a Revolving Credit Agreement dated as of May 1, 1993 ("Credit Agreement").

         The Borrower desires to purchase certain timberlands in the State of Montana ("Champion Timberlands") from Champion International Corporation;

         The Borrower, in order to finance the purchase of the Champion Timberlands, proposes to enter into a Revolving Credit Agreement with Bank of America National Trust and Savings Association and the other lenders parties to such facility ("Bank of America Revolving Credit Agreement");

         NOW, THEREFORE, the parties hereto agree that this Amendment shall become effective after the signing hereof by the majority banks and as of the date on which the Bank of America Revolving Credit Agreement becomes effective (the "Effective Time") and that thereafter, all references to, and actions taken in connection with, the Credit Agreement shall incorporate this Amendment in its entirety. All capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Credit Agreement.

                                   ARTICLE I

                               CERTAIN AMENDMENTS

       SECTION 1.01       DEFINITIONS

                 (a) The definition of "Designated Acres" in Section 1.01 of the Credit Agreement shall be amended by replacing the numeral "150,000" in the first line thereof with "200,000."

                 (b)      The following definitions shall be added to Section
1.01 of the Credit Agreement:

                          "Bank of America Revolving Credit Agreement" shall
                 mean the credit agreement to be entered into between the Borrower, Bank of America National Trust and Savings Association, as Administrative Agent, and certain other lenders pursuant to which the lenders thereunder shall provide credit facilities to the Borrower in an aggregate principal amount not to exceed $260,000,000.

                          "Qualified Debt" shall mean, as to the Borrower, as
                 of any date of determination, without duplication, all outstanding indebtedness of the Borrower for borrowed money, including, without limitation, Debt represented by the borrowings under the Credit Agreement, the Senior Notes and the Bank of America Revolving Credit Agreement.

                          "Actual Percentage" shall mean, at any date of
                 determination, the percentage determined by dividing the aggregate outstanding principal balance of the Senior Notes by the aggregate outstanding principal balance of all Qualified Debt, excluding any Notes but including the Senior Notes.

                          "Desired Percentage" shall mean thirty-eight percent
                 (38%), the percentage determined by dividing the aggregate outstanding principal balance of the Senior Notes on September 1, 1993 by the aggregate outstanding principal balance of all Qualified Debt, other than any Notes, outstanding upon the drawdown of the Bank of America Revolving Credit Agreement.

                          "Columbia River Unit" means those certain
                 approximately 63,000 acres located in southwest Washington and generally referred to on the date hereof as the Borrower's "Columbia River Unit."

         SECTION 1.02     SECTION 5.02.6--MERGER AND SALE OF ASSETS

                 (a) The existing clause (h) of Subsection 5.02.6 of the Credit Agreement shall be replaced by the following new clauses (h) and (i):

                          (h) the Borrower and its Restricted Subsidiaries may otherwise sell for cash properties that constitute the Borrower's Columbia River Unit in an amount not less than the fair value thereof as determined in good faith by the Responsible Representatives, if and only if (i) immediately after giving effect to such proposed sale, no condition or event shall exist which constitutes an Event of Default or Material Default, (ii) the net proceeds of any such sale are either (x) subject to clause (v) of this clause (h) of Subsection 5.02.6, distributed immediately upon receipt thereof to holders of Qualified Debt other than the Notes and the Senior Notes for application (either immediately or within 180 days) to prepayment of such Qualified Debt, or (y) applied, within 180 days after such sale, to the purchase of productive assets in the same line of business, (iii) in the event net proceeds of any such sale are in excess of $25,000,000 and if not applied immediately as provided in clause (ii) above, placed immediately upon receipt thereof in an escrow or cash collateral account or accounts for the purpose of application in accordance with clause (ii) above, (iv) immediately after giving effect to such sale (giving effect on a pro forma basis to any proposed retirement of Qualified Debt out of the proceeds thereof), the Borrower could incur $1 of additional Funded Debt pursuant to clause (i) of Subsection 5.02.3, and
                 (v) the aggregate net proceeds of all sales pursuant to this clause (h) of Subsection 5.02.6 during the year from the funding of the first loan under the Bank of America Revolving Credit Agreement to the first anniversary thereof that are applied in repayment of Qualified Debt other than the Senior Notes do not exceed $150,000,000, and

                          (i) the Borrower and its Restricted Subsidiaries may otherwise sell for cash properties (other than any Collateral or any properties described in clause (h) of Subsection 5.02.6 above) in an amount not less than the fair value thereof as determined in good faith by the Responsible Representatives if and only if (i) immediately after giving effect to such proposed sale, no condition or event shall exist which constitutes an Event of Default or Material Default, (ii) the net proceeds of any such sale (x) are applied first, if any net proceeds have been used to repay Qualified Debt other than the Notes and the Senior Notes in accordance with clause (h) of Subsection 5.02.6, to the prepayment of the Senior Notes to the extent necessary to cause their Actual Percentage to equal the Desired Percentage, and second, pro rata (based on the current outstanding principal of all Qualified Debt other than the Notes) to the holders of all Qualified Debt other than the Notes, or (y) are applied, within 180 days after such sale, to the purchase of productive assets in the same line of business, (iii) the net proceeds of any such sale are either
                 (x) distributed immediately upon receipt thereof to holders of Qualified Debt in accordance with clause (ii)(x) above for application within 180 days to repayment of such Qualified Debt, or (y) if in excess of $25,000,000, placed immediately upon receipt thereof in an escrow or cash collateral account or accounts for the purpose of application in accordance with subclause (b) above, and (d) immediately after giving effect to such sale (giving effect on a pro forma basis to any proposed retirement of Qualified Debt out of the proceeds thereof), the Borrower could incur $1 of additional Funded Debt pursuant to clause
                 (i) of Subsection 5.02.3.

                 (b) The existing clause (i) of Subsection 5.02.6 shall be relabeled as subsection (j).

       SECTION 1.03       SECTION 5.02.7--HARVESTING RESTRICTIONS

                 Section 5.02.7 of the Credit Agreement shall be amended in its entirety to read as follows:

                          5.02.7 HARVESTING RESTRICTIONS -- The Borrower will not, and will not permit any Restricted Subsidiary to, in any calendar year, harvest Timber on the Timberlands then owned by the Borrower in excess of the amount set forth for such calendar year in the following table:

                                                                    Maximum MMBF to be
                 Calendar Year                                          Harvested
                 -------------                                      ------------------
                 1989 (including harvest by
                       predecessor prior to the
                       closing) through 1991
                                                                         675 MMBF
                 1992 and 1993                                           650 MMBF
                 1994 through 1996                                       700 MMBF
                 1997 through 2000                                       675 MMBF
                 2001 through 2007                                       625 MMBF

                 plus, in each year, the amount, if any, by which the cumulative amount set forth in the table above for the preceding years exceeds the cumulative amount actually harvested in such years;

                 unless the net cash proceeds from such excess harvest are either (i) distributed to all holders of Qualified Debt other than the Notes pro rata based upon outstanding principal balances at the time of such distribution for application (either immediately or within 180 days after such excess harvest) to the repayment of such Qualified Debt other than the Notes, or (ii) applied, within 180 days after any such excess harvest, to purchase Timber (including Timber on Timberlands purchased) having a fair value (in the good faith judgment of the Responsible Representatives) not less than the fair value of the Timber subject to such excess harvest.

                                   ARTICLE II

                                 MISCELLANEOUS

       SECTION 2.01       CONTINUITY AND INTEGRATION OF AGREEMENT.

         The Credit Agreement, as affected by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed, and the Credit Agreement and this Amendment shall be deemed to be and are construed as a single agreement.

       SECTION 2.02       COUNTERPARTS.

         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery to the Agent of a counterpart executed by a Bank shall constitute delivery as such counterpart to all of the Banks.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     PLUM CREEK TIMBER COMPANY, L.P.
                                     By:  Plum Creek Management Company, L.P.,
                                          General Partner



                                     By:
                                          -----------------------------------
                                          Name:    Rick R. Holley
                                          Title:   Vice President and Chief
                                                   Financial Officer

                                     ABN AMRO Bank N.V., acting through its
                                     Seattle Branch as Agent



                                     By
                                        -----------------------------------
                                       Its
                                           --------------------------------


                                     By
                                        -----------------------------------
                                       Its
                                           --------------------------------


                                     The Banks

                                     ABN AMRO Bank N.V., acting through its
                                     Seattle Branch


                                     By
                                        -----------------------------------
                                       Its
                                           --------------------------------


                                     By
                                        -----------------------------------
                                       Its
                                           --------------------------------


                                     U.S. BANK OF WASHINGTON NATIONAL
                                     ASSOCIATION


                                     By
                                        -----------------------------------
                                       Its
                                           --------------------------------


                                     SEATTLE-FIRST NATIONAL BANK


                                     By
                                        -----------------------------------
                                       Its
                                           --------------------------------